American Funds Insurance Series® Prospectus Supplement August 8, 2018 (for Class 1, Class 1A, Class 2 and Class 4 shares prospectuses dated May 1, 2018, each as supplemented to date)

1. The following paragraph is being added after the fourth paragraph under the heading “Investment objectives, strategies and risks” in the Global Small Capitalization Fund section of the prospectus:

The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

2. The following paragraph is being added after the paragraph captioned “Liquidity risk” in the “Investment objectives, strategies and risks” section of the Global Small Capitalization Fund section of the prospectus:

Lending of portfolio securities – Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as well as expected.

Keep this supplement with your prospectus.

Lit. No. INA8BS-049-0818O Printed in USA CGD/AFD/8024-S69098

American Funds Insurance Series®

Statement of Additional

Information Supplement

August 8, 2018

(for Class 1, Class 1A, Class 2 and Class 4 shares
statement of additional information dated May 1, 2018,
as supplemented to date)

1. The first paragraph in the “Certain investment limitations and guidelines” section of the statement of additional information is amended in its entirety to read as follows:

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. This summary is not intended to reflect all of the funds’ investment limitations.

2. The following language is being added before the sub-header “Portfolio turnover” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information to read as follows:

Securities lending activities – Global Small Capitalization Fund may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the reasonable interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to call each loan and to vote or consent on corporate actions, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to recall securities on loan to vote or consent on corporate actions. In the event the adviser deems a corporate action or proxy vote material, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as well as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the fund. As the securities lending agent, JPMorgan administers the fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the fund and JPMorgan. Under the terms of the agreement, JPMorgan is responsible for making available to approved borrowers securities from the fund’s portfolio. JPMorgan is also responsible for the administration and management of the fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the fund in accordance with the fund’s instructions or at loan termination. As compensation for its services, JPMorgan receives a portion of the amount earned by the fund for lending securities.

3. The first paragraph under the “Fund policies” section of the statement of additional information is amended in its entirety to read as follows:

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on a fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by a fund. In managing a fund, a fund’s investment adviser may apply more restrictive policies than those listed below.

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-050-0818O CGD/8024-S69099